SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     February 16, 2006 (February 13, 2006)

                                 Scientigo, Inc.

          Delaware                     0-22969                    59-3562953
(State or other jurisdiction    (Commission File ID No.)      (IRS Employer No.)
     of incorporation)

                                6701 Carmel Road
                                    Suite 205
                               Charlotte, NC 28226
                    (Address of principal executive offices)

                                 (704) 837-0500
              (Registrant's telephone number, including area code)


                              Market Central, Inc.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events

On February 13, 2006, Scientigo, Inc. issued a press release announcing the signing of a technology teaming agreement with Critical Technologies, Inc., an industry leader in electronic content management solutions. The collaboration between the companies will join Critical Technologies' transaction processing solution with Scientigo's unique, multi-patented intelligent document recognition and search solution to create perhaps the most powerful information processing, management and retrieval solution available on the market today. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

         Not applicable.

(b) Pro Forma Financial Information

         Not applicable.

(c) Exhibits

         99.1  Press Release on the agreement with Critical Technologies, Inc.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   Scientigo, Inc.
                                   (Registrant)


Dated: February 16, 2006           By: /s/ Clifford Clark
                                       ----------------------------------------
                                       Clifford Clark, Chief Financial Officer























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